Equitable Equitable Holdings Long-duration Targeted Improvements (LDTI) and Resegmentation Supplement April 4, 2023

LDTI and Resegmentation Supplement Note Regarding Forward-Looking and Non-GAAP Financial Measures This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “intends,” “seeks,” “aims,” “plans,” “assumes,” “estimates,” “projects,” “should,” “would,” “could,” “may,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Equitable Holdings, Inc. (“Holdings”) and its consolidated subsidiaries. “We,” “us” and “our” refer to Holdings and its consolidated subsidiaries, unless the context refers only to Holdings as a corporate entity. There can be no assurance that future developments affecting Holdings will be those anticipated by management. Forward-looking statements include, without limitation, all matters that are not historical facts. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (i) conditions in the financial markets and economy, including the impact of plateauing or decreasing economic growth and geopolitical conflicts and related economic conditions, equity market declines and volatility, interest rate fluctuations, impacts on our goodwill and changes in liquidity and access to and cost of capital; (ii) operational factors, including reliance on the payment of dividends to Holdings by its subsidiaries, protection of confidential customer information or proprietary business information, operational failures by us or our service providers, potential strategic transactions, changes in accounting standards, and catastrophic events, such as the outbreak of pandemic diseases including COVID-19; (iii) credit, counterparties and investments, including counterparty default on derivative contracts, failure of financial institutions, defaults by third parties and affiliates and economic downturns, defaults and other events adversely affecting our investments; (iv) our reinsurance and hedging programs; (v) our products, structure and product distribution, including variable annuity guaranteed benefits features within certain of our products, variations in statutory capital requirements, financial strength and claims-paying ratings, state insurance laws limiting the ability of our insurance subsidiaries to pay dividends and key product distribution relationships; (vi) estimates, assumptions and valuations, including risk management policies and procedures, potential inadequacy of reserves and experience differing from pricing expectations, amortization of deferred acquisition costs and financial models; (vii) our Investment Management and Research segment, including fluctuations in assets under management and the industry-wide shift from actively-managed investment services to passive services; (viii) legal and regulatory risks, including federal and state legislation affecting financial institutions, insurance regulation and tax reform; (ix) risks related to our common stock and (x) general risks, including strong industry competition, information systems failing or being compromised and protecting our intellectual property. Forward-looking statements should be read in conjunction with the other cautionary statements, risks, uncertainties and other factors identified in Holdings’ filings with the Securities and Exchange Commission. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. This presentation and certain of the remarks made orally contain non-GAAP financial measures. Non-GAAP financial measures include Non-GAAP Operating Earnings, Non-GAAP Operating EPS, and Non-GAAP Operating ROE. Information regarding these and other non-GAAP financial measures, including reconciliations to the most directly comparable GAAP financial measures, is provided in our quarterly earnings press releases and in our quarterly financial supplements, which are available on our Investor Relations website at ir.equitableholdings.com. 2

LDTI and Resegmentation Supplement LDTI and resegmentation highlights 3 Results more closely align to the economics of our business • New 2022 non-GAAP operating earnings1 of $1.7bn, or $2.0bn and $4.97 per share after adjusting for notable items2 • Positive net income in 2021 and all four quarters of 2022; expect consistently positive net income moving forward LDTI transition impacts in line with expectations • Results c. $200m closer to cash generation from LDTI, in line with guidance, driving increased payout target of 55-65% • Limited book value transition impact with more consistently positive net income expected to build equity over time Two new segments highlight strength of our integrated business model • Wealth Management segment reflects proprietary retirement distribution and growing advisory business • Legacy segment3 represents only c. 15% of new non-GAAP operating earnings mix after adjusting for notable items4 First quarter 2023 modeling guidance (additional information on page 5) • $439m 4Q’22 non-GAAP operating earnings, adjusted for notable items, is an appropriate starting point for 1Q’23 estimates • Maintain long-term guidance for alternatives and expect similar performance in 1Q’23 compared to 4Q’22 • Maintain Protection Solutions guidance of $75m per quarter but expect elevated mortality in 1Q’23 Note: See appendix for explanation of footnotes.

Figures post-tax in millions Non-GAAP operating earnings adjusted for notable items2 LDTI Update Wealth Management Resegmentation Update Tax Rate Change3 New Non-GAAP operating earnings adjusted for notable items2 Individual Retirement $1,206 $(176) $1 – $786 Legacy $(11) – $234 Group Retirement $520 $(24) $(34) – $462 AllianceBernstein4 $424 – – – $424 Protection Solutions $307 $(2) $6 – $311 Wealth Management – – $101 – $101 Corporate & Other $(270) $0 $(63) $(16) $(349) Consolidated results $2,187 $(202) – $(16) $1,970 LDTI and Resegmentation Supplement LDTI and resegmentation reconciliation Full year 2022 non-GAAP operating earnings1 4Note: See appendix for explanation of footnotes; Figures reflect full year unless otherwise noted. Certain figures may not sum due to rounding.

Post-LDTI and resegmentation 1Q'23 guidance

Guidance	Pre-LDTI & Resegmentation	Post-LDTI & Resegmentation
Total company equity market sensitivity	+/-10% = c. $150m after tax Non-GAAP Operating Earnings impact	Unchanged
Total company interest rate sensitivity	+/-50bps = c. $10m after tax Non-GAAP Operating Earnings impact	Unchanged
Below-the-line hedge sensitivity *6.5% equity markets and* *10bps UST 10 year rate increase*	*Equities*: c. $(1.0)bn *Interest Rates*: c. $(0.2)bn	*Equities*: c. $(0.2)bn (reduced by 80%) *Interest Rates*: c. $0.2bn (offset by OCI movement)
Protection Solutions operating earnings	$75m per quarter	$75m per quarter with higher potential volatility from mortality
Corporate & Other operating earnings	$(300)m per annum	$(375-400)m per annum
Alternatives	8-10% long-term annualized return; 0.3-0.5 beta equity market in periods volatility	Unchanged
Capital generation	$1.3bn dividends and distributions from subsidiaries to HoldCo[1]	Unchanged
Payout ratio target	50-60% of Non-GAAP operating earnings adjusted for notable items	55-65% of Non-GAAP operating earnings adjusted for notable items
Long-term EPS growth target	8-10%	Unchanged
Debt-to-capital ratio (ex. AOCI)	25-30%	Unchanged

Note: See appendix for explanation of footnotes; Figures reflect full year unless otherwise noted.

EQUITABLE HOLDINGS
LDTI and Resegmentation Supplement 5

Appendix Equitable Holdings LDTI and Resegmentation Supplement

Explanation of footnotes Page 3 1Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of certain items; Please see detailed non-GAAP reconciliation in Appendix 2Please see the Appendix for detailed reconciliations and the definition of Notable Items 3The Legacy segment consists of our fixed-rate GMxB business written prior to 2011. In 2023, we began reporting this business separately from our Individual Retirement business. 4Legacy mix relative to full year 2022 non-GAAP operating earnings, adjusted for notable items, excluding Corporate & Other Page 4 1Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of certain items; Please see detailed non-GAAP reconciliation in Appendix 2Please see the Appendix for detailed reconciliations and the definition of Notable Items 3Higher effective tax rate associated with disclosing Wealth Management segment, previously reported in Corporate & Other 4AllianceBernstein, or AB, refers to Investment Management and Research Page 5 1Expected net annual dividends and distributions to Equitable Holdings from its subsidiaries based on 12/31/22 market levels 7LDTI and Resegmentation Supplement

LDTI and Resegmentation Supplement Appendix Reconciliation of non-GAAP and other financial disclosures Updated for long-duration targeted improvements and resegmentation 8 EQH Non-GAAP Operating Earnings EQH Non-GAAP Operating EPS Three Months Ended December 31, Year Ended December 31, (per share amounts) 2022 2022 Net income (loss) attributable to Holdings $ 0.17 $ 5.67 Less: Preferred stock dividends 0.07 0.21 Net income (loss) available to Holdings' common shareholders 0.10 5.46 Adjustments related to: Variable annuity product features 0.35 (5.77) Investment gains (losses), net 0.15 2.49 Net actuarial gains (losses) related to pension and other postretirement benefit obligations 0.07 0.22 Other adjustments (1) (2) 0.39 1.58 Income tax (expense) benefit related to above adjustments (0.20) 0.31 Non-recurring tax items 0.01 0.04 Non-GAAP Operating Earnings $ 0.87 $ 4.33 (1) Includes certain gross legal expenses related to the cost of insurance litigation and claims related to a commercial relationship of $50 million and $218 million for the three months and year ended December 31, 2022, respectively. Includes policyholder benefit costs of $75 million for the year ended December 31, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market. The legal accruals impact per common share is $0.14 and $0.57 for the three months and years ended December 31, 2022. Includes policyholder benefit costs of $0.20 for the year ended December 31, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market. No adjustments were made to prior period non-GAAP operating EPS as the impact was immaterial. (2) Includes Non-GMxB related derivative hedge losses of $34 million and ($34) million for the three months and year ended December 31, 2022. The impact per common share is $0.09 and ($0.09) for the three months and year ended December 31, 2022. Three Months Ended December 31, Year Ended December 31, (in millions) 2022 2022 Net income (loss) attributable to Holdings $ 62 $ 2,153 Adjustments related to: Variable annuity product features 129 (2,193) Investment gains (losses), net 55 945 Net actuarial gains (losses) related to pension and other postretirement benefit obligations 25 82 Other adjustments (1) (2) 150 552 Income tax (expense) benefit related to above adjustments (76) (56) Non-recurring tax items 3 16 Non-GAAP Operating Earnings $ 348 $ 1,726

LDTI and Resegmentation Supplement Appendix Reconciliation of non-GAAP and other financial disclosures Pre-LDTI and resegmentation (previously disclosed) 9 EQH Non-GAAP Operating Earnings EQH Non-GAAP Operating EPS Three Months Ended December 31, Year Ended December 31, (per share amounts) 2022 2022 Net income (loss) attributable to Holdings $ (2.14) $ 4.70 Less: Preferred stock dividends 0.07 0.21 Net income (loss) available to Holdings' common shareholders (2.21) 4.49 Adjustments related to: Variable annuity product features 3.59 (3.46) Investment gains (losses), net 0.14 2.49 Net actuarial gains (losses) related to pension and other postretirement benefit obligations 0.07 0.22 Other adjustments (1) (2) 0.39 1.45 Income tax (expense) benefit related to above adjustments (0.88) (0.15) Non-recurring tax items 0.01 0.04 Non-GAAP Operating Earnings $ 1.11 $ 5.08 (1) Includes certain gross legal expenses related to the cost of insurance litigation and claims related to a commercial relationship of $50 million and $218 million for the three months and year ended December 31, 2022, respectively. Includes policyholder benefit costs of $75 million for the year ended December 31, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market. The legal accruals impact per common share is $0.14 and $0.57 for the three months and years ended December 31, 2022. Includes policyholder benefit costs of $0.20 for the year ended December 31, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market. No adjustments were made to prior period non-GAAP operating EPS as the impact was immaterial. (2) Includes Non-GMxB related derivative hedge losses of $34 million and ($34) million for the three months and year ended December 31, 2022. The impact per common share is $0.09 and ($0.09) for the three months and year ended December 31, 2022. Three Months Ended December 31, Year Ended December 31, (in millions) 2022 2022 Net income (loss) attributable to Holdings $ (789) $ 1,785 Adjustments related to: Variable annuity product features 1,324 (1,315) Investment gains (losses), net 55 945 Net actuarial gains (losses) related to pension and other postretirement benefit obligations 25 82 Other adjustments (1) (2) 144 552 Income tax (expense) benefit related to above adjustments (326) (56) Non-recurring tax items 3 16 Non-GAAP Operating Earnings $ 436 $ 2,009

LDTI and Resegmentation Supplement Appendix Impact of notable items1 by segment and corporate & other and by category Updated for long-duration targeted improvements and resegmentation 1Notable Items represent the impact on results from our annual actuarial assumption review, approximate impacts attributable to significant variances from the Company’s expectations, and other items that the Company believes may not be indicative of future performance. The Company chooses to highlight the impact of these items and Non-GAAP measures, adjusted for Notable Items to provide a better understanding of our results of operations in a given period. Certain figures may not sum due to rounding. 10 Non-GAAP Operating Earnings, adjusted for Notable Items, ($m) Three Months Ended Dec 31, 2022 Twelve Months Ended Dec 31, 2022 Non-GAAP Operating Earnings $ 348 $ 1,726 Post-tax Adjustments related to Notable Items: Individual Retirement (2) 23 Group Retirement 7 16 Investment Management and Research — Protection Solutions 99 212 Wealth Management — Legacy 2 (1) Corporate & Other (14) (7) Subtotal 91 243 Impact of Actuarial Assumption Update — 1 Non-GAAP Operating Earnings, adjusted for Notable Items $ 439 $ 1,970 Non-GAAP Operating Earnings, adjusted for Notable Items, ($m) Three Months Ended Dec 31, 2022 Twelve Months Ended Dec 31, 2022 Non-GAAP Operating Earnings $ 348 $ 1,726 Pre-tax adjustments related to Notable Items: Actuarial Updates/Reserve 1 6 Mortality 84 209 Expenses - 42 Net Investment Income 27 30 Pre-tax Subtotal 112 287 Tax adjustment (21) (44) Post-tax impact of Notable Items 91 243 Impact of Actuarial Assumption Update — 1 Non-GAAP Operating Earnings, adjusted for Notable Items $ 439 $ 1,970

Appendix

Impact of notable items[1] by segment and corporate & other and by category
Updated for long-duration targeted improvements and resegmentation

Three months ended 12/31/2022 ($m)	Individual Retirement	Group Retirement	AB	Protection Solutions	Wealth Management	Legacy	Corporate & Other	Consolidated
Non-GAAP Operating Earnings	190	92	94	(41)	23	65	(75)	348
Pre-tax adjustments related to Notable Items:								
Actuarial Updates/Reserve				1				1
Mortality				111			(27)	84
Expenses								
Net Investment Income	3	7		9		3	5	27
Pre-tax Subtotal	3	7		121		3	(22)	112
Tax adjustment	(5)	(1)		(22)		(1)	8	(21)
Post-tax impact of Notable Items	(2)	6		99		2	(14)	91
Impact of Actuarial Assumption Update								
Non-GAAP Operating Earnings, adjusted for Notable Items	188	98	94	58	23	67	(89)	439

Twelve months ended 12/31/2022 ($m)	Individual Retirement	Group Retirement	AB	Protection Solutions	Wealth Management	Legacy	Corporate & Other	Consolidated
Non-GAAP Operating Earnings	762	446	425	97	101	235	(340)	1,726
Pre-tax adjustments related to Notable Items:								
Actuarial Updates/Reserve				6				6
Mortality				236			(27)	209
Expenses	6	11		8			17	42
Net Investment Income	17	4		4		2	3	30
Pre-tax Subtotal	23	15		254		2	(7)	287
Tax adjustment	0	1		(41)		(3)	(1)	(44)
Post-tax impact of Notable Items	23	16		213		(1)	(8)	243
Impact of Actuarial Assumption Update	1			2			(1)	1
Non-GAAP Operating Earnings, adjusted for Notable Items	786	462	425	311	101	234	(349)	1,970

EQUITABLE HOLDINGS

[1] Notable Items represent the impact on results from our annual actuarial assumption review, approximate impacts attributable to significant variances from the Company's expectations, and other items that the Company believes may not be indicative of future performance. The Company chooses to highlight the impact of these items and Non-GAAP measures, adjusted for Notable Items to provide a better understanding of our results of operations in a given period. Certain figures may not sum due to rounding.

LDTI and Resegmentation Supplement 11

Appendix

Impact of notable items[1] by segment and corporate & other and by category
Updated for long-duration targeted improvements and resegmentation

Three months ended 12/31/2022 ($m)	Individual Retirement	Group Retirement	AB	Protection Solutions	Wealth Management	Legacy	Corporate & Other	Consolidated
Total revenues	3	7		9		3	5	27
Policy charges, fee income and premiums								
Net investment income	3	7		9		3	5	27
Total benefits and other deductions	-	-		112		-	(27)	85
Policyholders' benefits				99			(27)	72
Interest credited to policyholders' account balances								
Amortization of deferred policy acquisition costs, net								
Compensation, benefits and other operating costs and expenses								13
Remeasurement of Liability for Future Policy Benefits				13				
Operating earnings (pre-tax and noncontrolling interest)	3	7		121		3	(22)	112
Income Tax and Noncontrolling Interest	(5)	(1)		(22)		(1)	8	(21)
Operating earnings (post-tax and noncontrolling interest)	(2)	6		99		2	(14)	91
Twelve months ended 12/31/2022 ($m)	**Individual Retirement**	**Group Retirement**	**AB**	**Protection Solutions**	**Wealth Management**	**Legacy**	**Corporate & Other**	**Consolidated**
Total revenues	17	4		4		2	3	30
Policy charges, fee income and premiums								
Net investment income	17	4		4		2	3	30
Total benefits and other deductions	7	11		254			(14)	258
Policyholders' benefits				213			(27)	186
Interest credited to policyholders' account balances								
Amortization of deferred policy acquisition costs, net	1							1
Compensation, benefits and other operating costs and expenses	6	11		8			17	42
Remeasurement of Liability for Future Policy Benefits				33			(4)	29
Operating earnings (pre-tax and noncontrolling interest)	24	15		258		2	(11)	288
Income Tax and Noncontrolling Interest	0	1		(44)		(3)	1	(45)
Operating earnings (post-tax and noncontrolling interest)	24	16		211		(1)	(10)	244

[1] Notable Items represent the impact on results from our annual actuarial assumption review, approximate impacts attributable to significant variances from the Company's expectations, and other items that the Company believes may not be indicative of future performance. The Company chooses to highlight the impact of these items and Non-GAAP measures, adjusted for Notable Items to provide a better understanding of our results of operations in a given period. Certain figures may not sum due to rounding.

EQUITABLE HOLDINGS
LDTI and Resegmentation Supplement 12

Appendix

Impact of notable items[1] by segment and corporate & other and by category
Pre-LDTI and resegmentation (previously disclosed)

Three months ended 12/31/2022 ($m)	Individual Retirement	Group Retirement	AB	Protection Solutions	Corporate & Other	Consolidated
Non-GAAP Operating Earnings	303	110	94	(29)	(42)	436
Pre-tax adjustments related to Notable Items:						
Actuarial Updates/Reserve	—	—	—	—	—	—
Mortality	—	—	—	111	(27)	84
Expenses	—	—	—	—	—	—
Net Investment Income	6	6	—	9	5	27
Pre-tax Subtotal	6	6	—	120	(22)	111
Tax adjustment	(1)	(1)	—	(23)	7	(18)
Post-tax impact of Notable Items	5	5	—	98	(15)	93
Impact of Actuarial Assumption Update	—	—	—	—	—	—
Non-GAAP Operating Earnings, adjusted for Notable Items	308	115	94	69	(57)	529

Twelve months ended 12/31/2022 ($m)	Individual Retirement	Group Retirement	AB	Protection Solutions	Corporate & Other	Consolidated
Non-GAAP Operating Earnings	1,140	525	424	179	(259)	2,009
Pre-tax adjustments related to Notable Items:						
Actuarial Updates/Reserve	15	3	—	7	—	24
Mortality	—	—	—	136	(27)	109
Expenses	6	11	—	8	17	42
Net Investment Income	19	4	—	6	3	31
Pre-tax Subtotal	39	17	—	157	(7)	206
Tax adjustment	17	4	—	(23)	(4)	(6)
Post-tax impact of Notable Items	56	21	—	134	(11)	201
Impact of Actuarial Assumption Update	10	(27)	—	(6)	—	(23)
Non-GAAP Operating Earnings, adjusted for Notable Items	1,206	520	424	307	(270)	2,187

EQUITABLE HOLDINGS

[1]Notable Items represent the impact on results from our annual actuarial assumption review, approximate impacts attributable to significant variances from the Company's expectations, and other items that the Company believes may not be indicative of future performance. The Company chooses to highlight the impact of these items and Non-GAAP measures, adjusted for Notable Items to provide a better understanding of our results of operations in a given period. Certain figures may not sum due to rounding.

LDTI and Resegmentation Supplement 13

LDTI and Resegmentation Supplement Appendix Impact of notable items1 by segment and corporate & other and by category Pre-LDTI and resegmentation (previously disclosed) 1Notable Items represent the impact on results from our annual actuarial assumption review, approximate impacts attributable to significant variances from the Company’s expectations, and other items that the Company believes may not be indicative of future performance. The Company chooses to highlight the impact of these items and Non-GAAP measures, adjusted for Notable Items to provide a better understanding of our results of operations in a given period. Certain figures may not sum due to rounding. 14 Non-GAAP Operating Earnings, adjusted for Notable Items, ($m) Three Months Ended Dec 31, 2022 Twelve Months Ended Dec 31, 2022 Non-GAAP Operating Earnings $ 436 $ 2,009 Post-tax Adjustments related to Notable Items: Individual Retirement 5 56 Group Retirement 5 21 Investment Management and Research — — Protection Solutions 98 134 Corporate & Other (15) (11) Subtotal 93 201 Impact of Actuarial Assumption Update — (23) Non-GAAP Operating Earnings, adjusted for Notable Items $ 529 $ 2,187 Non-GAAP Operating Earnings, adjusted for Notable Items, ($m) Three Months Ended Dec 31, 2022 Twelve Months Ended Dec 31, 2022 Non-GAAP Operating Earnings $ 436 $ 2,009 Pre-tax adjustments related to Notable Items: Actuarial Updates/Reserve — 24 Mortality 84 109 Expenses — 42 Net Investment Income 27 31 Pre-tax Subtotal 111 206 Tax adjustment (18) (6) Post-tax impact of Notable Items 93 201 Impact of Actuarial Assumption Update — (23) Non-GAAP Operating Earnings, adjusted for Notable Items $ 529 $ 2,187

Appendix

Impact of notable items[1] by segment and corporate & other and by category
Pre-LDTI and resegmentation (previously disclosed)

Three months ended 12/31/2022 ($m)	Individual Retirement	Group Retirement	AB	Protection Solutions	Corporate & Other	Consolidated
Total revenues	6	6	—	9	5	27
Policy charges, fee income and premiums	—	—	—	—	—	—
Net investment income	6	6	—	9	5	27
Total benefits and other deductions	—	—	—	(111)	27	(84)
Policyholders' benefits	—	—	—	(111)	27	(84)
Interest credited to policyholders' account balances	—	—	—	—	—	—
Amortization of deferred policy acquisition costs, net	—	—	—	—	—	—
Compensation, benefits and other operating costs and expenses	—	—	—	—	—	—
Operating earnings (pre-tax and noncontrolling interest)	6	6	—	120	(22)	111
Income Tax and Noncontrolling Interest	(1)	(1)	—	(23)	7	(18)
Operating earnings (post-tax and noncontrolling interest)	5	5	—	97	(15)	93

Twelve months ended 12/31/2022 ($m)	Individual Retirement	Group Retirement	AB	Protection Solutions	Corporate & Other	Consolidated
Total revenues	19	4	—	45	3	70
Policy charges, fee income and premiums	—	—	—	40	—	40
Net investment income	19	4	—	5	3	30
Total benefits and other deductions	(33)	20	—	(104)	10	(108)
Policyholders' benefits	—	—	—	(124)	27	(97)
Interest credited to policyholders' account balances	(1)	—	—	—	—	(1)
Amortization of deferred policy acquisition costs, net	(26)	31	—	28	—	33
Compensation, benefits and other operating costs and expenses	(6)	(11)	—	(8)	(17)	(42)
Operating earnings (pre-tax and noncontrolling interest)	52	(16)	—	150	(7)	178
Income Tax and Noncontrolling Interest	14	11	—	(22)	(4)	—
Operating earnings (post-tax and noncontrolling interest)	66	(5)	—	128	(11)	178

[1]Notable Items represent the impact on results from our annual actuarial assumption review, approximate impacts attributable to significant variances from the Company's expectations, and other items that the Company believes may not be indicative of future performance. The Company chooses to highlight the impact of these items and Non-GAAP measures, adjusted for Notable Items to provide a better understanding of our results of operations in a given period. Certain figures may not sum due to rounding.

EQUITABLE HOLDINGS
LDTI and Resegmentation Supplement 15